Consolidated Statements of Comprehensive Income (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income Statement [Abstract]
Unrealized holding gains (losses), taxes	$ 10,870	$ 6,244	$ 12,261
Reclassification adjustment for gains included in net income , taxes	10,479	52	700
Change in fair value of derivative instruments designated as cash flow hedges, taxes	1,174	329	231
Reclassification adjustment for losses included in net income, taxes	$ 52	$ 210	$ 27